Employee Benefit Plans	6 Months Ended
Jun. 30, 2021
Retirement Benefits [Abstract]
Employee Benefit Plans	Employee Benefit Plans401(k) PlanOur eligible employees participate in a 401(k) matching program. The plan is sponsored by our Parent and administered by a third party, under which our Parent has the right to terminate the plan at any time. Employees are fully vested in contributions to the plan. Our expense related to this plan was $1.2 million, $1.1 million and $0.9 million during the years ended December 31, 2020, 2019 and 2018, respectively, and is presented in cost of revenue and operating expense on the Combined Statements of Operations. Our expense related to this plan was $0.5 million and $0.4 million during the three months ended March 31, 2021 and 2020 (unaudited), respectively, and is presented in cost of revenue and operating expense on the Combined Statements of Operations.